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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 20, 2007


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-8496                 20-8058881
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                                 (508) 624-7600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On August 20, 2007, ThinkEngine Networks, Inc. (the "Company") received a written notice from the American Stock Exchange (the "Exchange") indicating that the Exchange has reviewed and accepted the Company's plan to regain listing qualifications compliance. With the acceptance of the plan, the Company will be able to continue its listing during the plan period pursuant to an extension granted until November 22, 2008. Pursuant to the letter, the Exchange also advised the Company that it has triggered an additional deficiency with respect to Section 1003(a)(ii) of the AMEX Company Guide as more fully described in the next paragraph.

The Company is below certain of the Exchange's continued listing standards, as set forth in Section 1003 (a) (iii) of the AMEX Company Guide, because as of March 31, 2007 the Company had Stockholders' Equity of less than $6,000,000 and had sustained losses from continuing operations and/or net losses in its five most recent fiscal years; and, as set forth in Section 1003 (a) (ii) of the AMEX Company Guide, because as of June 30, 2007 the Company had Stockholders' Equity of less than $4,000,000 and had sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years.

During the interim period until November 22, 2008, the Company must continue to provide the AMEX staff with updates regarding initiatives set forth in its plan of compliance. The Company will be subject to periodic review by the AMEX staff during the interim period. If the Company is not in compliance with the continued listing standards on November 28, 2008 or the Company does not make progress consistent with the plan during the interim period, then the AMEX may initiate immediate delisting proceedings. If the Company's common stock is de-listed from the AMEX, the trading market for the Company's shares may be adversely affected.

The Company is currently included in a list of issuers, which is posted daily on the AMEX website, that are not in compliance with the continued listing standards and ".BC" is appended to the Company's ticker symbol whenever the Company's trading symbol is transmitted with a quotation or trade. The website posting and indicator will remain in effect until the Company has regained compliance with all applicable continued listing standards.

On August 21, 2007, the Company issued the press release attached to this Form 8-K as Exhibit 99.1 with respect to the foregoing matters.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

     EXHIBIT           DESCRIPTION
     -------           ---------------------------------------------------------

      99.1             Press Release dated August 21, 2007




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THINKENGINE NETWORKS, INC.


Date: August 22, 2007                  By: /s/ John Steinkrauss
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                                           John Steinkrauss
                                           Vice President and Chief Financial
                                           Officer






















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